                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 18, 2004
                                                  -------------


                             FLEMING COMPANIES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                        1-8140                 48-0222760
--------------------------------       --------------        -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)


1945 Lakepointe Drive, Lewisville, Texas                            75057
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
                                                    --------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 18, 2004, Fleming Companies, Inc. (the "Company") issued a press release announcing that it had filed motions with the United States Bankruptcy Court for the District of Delaware seeking approval of certain settlements it had reached with the Teamsters Union, the United Food and Commercial Workers Local 1444 and the Wisconsin Department of Workforce Development. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1     Press Release dated June 18, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLEMING COMPANIES, INC.



Date: June 22, 2004                      By: /s/ Rebecca A. Roof
                                             -----------------------------------
                                             Rebecca A. Roof
                                             Interim Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated June 18, 2004.